UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 6, 2018

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 6, 2018, Oncor Electric Delivery Company LLC (the “Company”) distributed a slide presentation entitled “Fourth Quarter and Year End 2017 Investor Call” relating to the conference call discussing its financial results for the fiscal year and quarter ended December 31, 2017. The slide presentation is furnished herewith as Exhibit 99.1.

Within the slide presentation furnished herewith, the Company makes reference to certain financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Specifically, the Company makes reference to EBITDA, a non-GAAP financial measure. EBITDA is defined as income from continuing operations before interest expense and related charges and provision in lieu of income taxes plus depreciation and amortization and special items. The Company is providing such non-GAAP financial measure with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year basis. The Company does not intend for EBITDA to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP. Because not all companies use identical calculations, the Company’s presentation of EBITDA may not be comparable to similarly titled measures of other companies. Net income for the year and quarter ended December 31, 2017 also includes an adjustment relating to non-cash, non-operating write-offs associated with the Tax Cuts and Jobs Act of 2017. In addition, the Company makes reference to EBITDA and interest expense, in each case excluding the effects of Oncor Electric Delivery Transition Bond Company LLC (“BondCo”), the Company’s wholly-owned subsidiary that was dissolved in December 2016, and acquisition accounting resulting from the merger transaction of Energy Future Holdings Corp., the indirect majority owner of the Company. The Company believes that excluding the effects of BondCo and acquisition accounting provides investors an important ability to assess the performance of the Company because BondCo was organized for the limited purpose of issuing securitization (transition) bonds to recover generation-related regulatory asset stranded costs and other qualified costs and the effects of acquisition accounting result in non-cash impacts that do not relate to operational performance.

With respect to the non-GAAP financial measures presented in the slide presentation, the Company has complied with the provisions of the rules of Regulation G and Item 2.02 of Form 8-K under the Securities Exchange Act of 1934, including providing a reconciliation of each non-GAAP financial measure discussed above to the most directly comparable GAAP measure. Such reconciliations are included in the slide presentation.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide presentation distributed by the Company on March 6, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Richard C. Hays
Name:	Richard C. Hays
Title:	Controller

Dated: March 6, 2018